UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549



                                 FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



                    Date of Report:  November 12, 2004
                    (Date of earliest event reported)



                         COGNITRONICS CORPORATION
          (Exact name of registrant as specified in its charter)


        New York                   1-8496            13-1953544
        (State of               (Commission        (IRS employer
     Incorporation)             File Number)      Identification No.)



     3 Corporate Drive, Danbury, CT                           06810
(Address of principal executive offices)                   (Zip Code)




                               203 830-3400
                     (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




(PAGE)

Item 2.02. Results of Operations and Financial Condition.
On November 12, 2004, Cognitronics Corporation (the "Company") issued the press release attached as Exhibit 99.1, reporting the Company's results for its third quarter ended September 30, 2004.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.






                                                Cognitronics Corporation


Date:  November 12, 2004                        By:  /s/ Garrett Sullivan
                                                     --------------------
                                                     Garrett Sullivan,
                                                     Treasurer and Chief
                                                     Financial Officer






                               EXHIBIT INDEX

Exhibits:



Exhibit 99.1  Press release issued by Cognitronics Corporation on
              November 12, 2004, reporting its results for its third quarter ended September 30, 2004.